Revenues	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
General [Abstract]
REVENUES:

NOTE 6 – REVENUES - Other engineering services in 2023 are mostly in respect of the engineering milestones of the project in Romania (see Note 7 to the annual 2022 financial statements), which was then terminated.

NOTE 16 - REVENUES:

In 2022, the Company recognized the revenue for licensing under the licensing agreement with a customer in Brazil (Fortlev -see Note 15C.), following the completion of know-how delivery.

Revenue in 2021 was derived from Thermal energy storage units sold to a customer in Brazil and other engineering services provided to a customer in Europe.

Revenue recognized that was included in the contract liability balance (deferred revenue) at the beginning of the years ended December 31, 2022 and 2021, amounts to USD 939 thousand and USD 95, respectively. As of December 31, 2022, USD 243 of the amount of deferred revenue is expected to be recognized during 2023 and the balance in 2024.